SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): July 22, 2003


                                  ASHLAND INC.
             (Exact name of registrant as specified in its charter)


                                    Kentucky
                 (State or other jurisdiction of incorporation)

            1-2918                                     61-0122250
   (Commission File Number)                        (I.R.S. Employer
                                                  Identification No.)


   50 E. RiverCenter Boulevard, Covington, Kentucky       41012-0391
      (Address of principal executive offices)            (Zip Code)


      P.O. Box 391, Covington, Kentucky                   41012-0391
            (Mailing Address)                             (Zip Code)


        Registrant's telephone number, including area code (859) 815-3333




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Item 7.  Financial Statements and Exhibits
------   ---------------------------------

(c)      Exhibits

99.1     Press Release dated July 22, 2003

Item 9.  Regulation FD Disclosure
------   ------------------------
(Information  Furnished  Under Item 12 -
Results of Operations and Financial Condition)


     On July 22, 2003, Ashland Inc. reported its fiscal 2003 third quarter results, which are discussed in more detail in the press release attached hereto as Exhibit 99.1. The information, furnished under "Item 9. Regulation FD Disclosure," is intended to be furnished under "Item 12. Results of Operations and Financial Condition," in accordance with Securities and Exchange Commission Release No. 33-8216.


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                                 SIGNATURES
                                 ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   ASHLAND INC.
                                                   -------------
                                                   (Registrant)



    Date:  July 22, 2003                           /s/ J. Marvin Quin
                                                   -------------------------
                                            Name:  J. Marvin Quin
                                            Title: Senior Vice President and
                                                   Chief Financial Officer


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                               EXHIBIT INDEX
                               -------------

99.1     Press Release dated July 22, 2003





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